                                                                     EXHIBIT 4.3

          NUMBER                                           SHARES

PREFERRED STOCK, SERIES __                             CUSIP _________
      PAR VALUE $.001                        SEE REVERSE FOR CERTAIN DEFINITIONS



                             SUN MICROSYSTEMS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that


                                    SPECIMEN


is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE __% PREFERRED STOCK, SERIES __ ($.001 PAR VALUE) OF SUN MICROSYSTEMS, INC., transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the corporate seal of the said Company and the signatures of its duly authorized officers.


     Dated


[SEAL]

               Secretary                               Chief Executive Officer

Countersigned and Registered:

               [Transfer Agent]

By                                 Transfer Agent
                                   and Registrar


                         Authorized Signature
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     THE CORPORATION WILL FURNISH WITHOUT CHARGE, A FULL STATEMENT OF THE
DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND OF EACH SERIES TO THE EXTENT FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.

                                ________________

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of the instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   --as tenant in common                                  UNIF GIFT MIN ACT--          Custodian
TEN ENT   --as tenants by the entireties                                                  __________________
JT TEN    --as joint tenants with right of                                                (Cust)     (Minor)
            survivorship and not as tenants in common                             Under Uniform Gifts to Minors
                                                                                           Act _______________
                                                                                                   (State)

Additional abbreviations may also be used through            in the above list

                                ________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________
the within stock certificate and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer said stock certificate on the books of the Company with full power of substitution in the premises.


Dated: _________________          _____________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.